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                                                                       EXHIBIT B

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, the undersigned officers of RIC Coinvestment Fund LP (the "Company"), hereby certify, to the best of their knowledge, that the Company's Report on Form N-CSR for the period ended June 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 10, 2007


/s/ Wesley R. Edens
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Name: Wesley R. Edens
Title: Chief Executive Officer


/s/ Jeffrey Rosenthal
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Name: Jeffrey Rosenthal
Title: Chief Financial Officer